UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-55710	98-1262185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115

Centennial, Colorado 80112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 639-4647

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02.	Unregistered Sales of Equity Securities.

On May 16, 2017, NioCorp Developments Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), subject to regulatory approval, with an underwriter (the “Underwriter”), pursuant to which the Underwriter has agreed to purchase, on a bought deal short form prospectus basis, 3,077,000 units of the Company (the “May 2017 Units”) at a price of C$0.65 per May 2017 Unit for gross proceeds to the Company of C$2,000,050 (the “May 2017 Offering”), subject to an option to increase the size of the May 2017 Offering by up to 15% in May 2017 Units. Each May 2017 Unit will consist of one common share (“Common Share”) of the Company and one transferable common share purchase warrant (collectively, the “Offering Warrants”), with each Offering Warrant entitling the holder to acquire one Common Share at a price of C$0.85 at any time prior to the date which is three years following completion of the May 2017 Offering.

Pursuant to the Underwriting Agreement, the Underwriter will receive a total cash commission of C$149,504 (assuming the Underwriter’s option to increase the size of the May 2017 Offering by up to 15% in May 2017 Units is exercised in full). The Underwriter will also receive up to an aggregate of 230,006 transferable common share purchase warrants (the “Compensation Warrants” and, collectively with the Offering Warrants, the “Warrants”), with each Compensation Warrant entitling the holder to acquire one Common Share at a price of C$0.65 at any time prior to the date which is three years following completion of the May 2017 Offering.

The Warrants will be issued pursuant to the terms and conditions of a Warrant Indenture, to be entered into by and between the Company and Computershare Trust Company of Canada, dated as of the completion of the May 2017 Offering.

The securities described above have not been registered under the Securities Act of 1933 (the “Securities Act”) or any state securities laws of any state of the United States and are “restricted securities” within the meaning of Rule 144(a)(3) of the Securities Act. The securities will be issued to investors based on the representations of such investors to the Company pursuant to the exclusion from the registration requirements of the Securities Act provided by Regulation S under the Securities Act and pursuant to the exemption from the registration requirements of the Securities Act provided by Rule 506(b) of Regulation D under the Securities Act.

Under the terms of the Underwriting Agreement, the Company has also agreed, subject to certain conditions, to file a registration statement with the United States Securities and Exchange Commission under the Securities Act to register the resale of the Common Shares underlying the Units, the Warrants and the Common Shares issuable upon exercise of the Warrants. The Company further agreed to use its commercially reasonable efforts to maintain the registration statement or post-effective amendment thereto effective until the earlier of the date (i) all of the registrable securities thereunder have been sold pursuant to such registration statement or Rule 144 of the Securities Act, if available, or (ii) three years following completion of the May 2017 Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

By: /s/ Neal Shah
Neal Shah
Chief Financial Officer

Date: May 18, 2017